Exhibit 99.1

June 28, 2017 Study AP - LTX - 401 Topline Results © 2017 Acura Pharmaceuticals, Inc. All Rights Reserved

2 General Caution Regarding Forward Looking Statements Certain statements in this presentation constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forwarding - looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties . Given these uncertainties, you should not place undue reliance on these forward - looking statements . We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission . Unless required by law, we undertake no obligation to update or revise any forward - looking statements to reflect new information or future events or developments . Forward - looking statements may include, but are not limited to: • The expected results of clinical studies relating to our LTX - 04 formulation, the date by which such study results will be available and whether LTX - 04 will ultimately receive FDA approval; • whether a reformulated LTX - 04 that achieves an efficacious level of drug will continue to demonstrate abuse deterrent performance; • whether we will be able to reformulate LTX - 04 to provide increased blood level at a 1 or 2 tablet dose or improve its abuse deterrent effects ; • whether our Limitx™ technology can be expanded to extended - release products; • the ability to fund, or obtain funding, for our continuing operations; • the ability to enter into future partnerships or maintain our current partnerships; • the results and timing of our development efforts, whether the FDA will agree with or accept those results and completeness of our studies, whether FDA will approve the products for marketing, and whether our technologies will actually reduce abuse if marketed; and • exposure to infringement of patents, trademarks and other proprietary rights of third parties.

3 Study 401 – Design 64 subjects fasted, healthy adults enrolled hydromorphone & LTX - 04P3 34 Subjects 7 Tablets PK Only Hydromorphone & LTX - 04P3 30 Subjects 1 Tablet PK Only Efficacy/Safety (Bioequivalence) Abuse Deterrence (Dose Non - Proportional) Exploratory Protocol 27 Completers 13 Completers 15 Completers

4 LTX - 04 – Micro - particle single tablet simulation Micro - particle MP - 17 was used in Study 400 Micro - particle MP - 25 was used in Study 401 Micro - Particle In Vitro Dissolution in pH2 HCl

5 LTX - 04 – Micro - particle multiple tablet simulation Micro - particle MP - 17 was used in Study 400 Micro - particle MP - 25 was used in Study 401 Micro - Particle In Vitro Dissolution in pH7 Water

6 LTX - 04 - One Tablet Dose C max Study 400 (n=8) Study 401 (n=27) Given the consistent reduction in Cmax and the differences in the tablets formulations, the single tablets appear to be neutralizing the gastric fluid

7 LTX - 04 – Multi - Tablet Dose C max Study 400 (n=8) 8 tablets dose normalized Study 401 (n=13) 7 tablets dose normalized Improved reduction in Cmax reduction in Study 401 may be the result of the MP - 25 micro - particle

8 LTX - 04 – One Tablet Dose AUC (0 - inf) Study 400 (n=8) Study 401 (n=27)

9 Study 401 – Conclusions New micro - particle developed with potentially greater abuse deterrent potential and faster release at 1 tablet. New interpretation of the data suggested much more compelling abuse deterrent potential of up to 65% reduction in Cmax . Opportunity to switch to hydrocodone bitartrate which is a larger market and believed to have greater abuse by Oral ETA x x x

10 • Better understanding of the LIMITx™ Technology • Better understanding of the gastric environment and acidity • Potential for the enhanced abuse deterrent properties for LIMITx • Need to determine the correct level of buffering ingredients to use for a single table through the execution of a dose ranging study LIMITx™ - Path Forward

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